UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2005

WHITTIER ENERGY CORPORATION

 (Exact Name of Registrant as Specified in Its Charter)

Nevada	0-30598	20-0539412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 CLAY STREET, SUITE 1100
HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

(713) 850-1880

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On September 27, 2005, Whittier Energy Corporation (the “Company”) issued a press release announcing that the Company’s 2005 Annual Stockholders’ Meeting on Tuesday, September 27, 2005 was adjourned without any action being taken other than adjournment of the Meeting. The Company will reconvene the Meeting on Tuesday, October 18, 2005, at 10:00 a.m. central time, in the offices of Thompson & Knight LLP, 333 Clay Street, Suite 3300, Houston, Texas. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

Number	Exhibit

99.1	Press release dated September 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: September 30, 2005

	By:	/s/ Michael B. Young
Michael B. Young
Chief Financial Officer
(Principal Financial and Accounting
Officer)